UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2006

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415
ATLANTA, GEORGIA 30338
(Address of principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As already disclosed in the Current Report on Form 8-K/A filed with the Securities and Exchange Commission by Charys Holding Company, Inc. (the “Company”) on November 17, 2006, the Company and Ayin Holding Company Inc. (“Ayin”) executed a letter agreement on October 27, 2006 (the “October 27, 2006 Letter Agreement”) with Matthew B. Mitchell and Lori H. Mitchell amending certain terms of the stock purchase agreements with respect to Ayin’s acquisitions of both Complete Tower Sources Inc. (“CTSI”) and Mitchell Site Acq., Inc. (“MSAI”).  Pursuant to the October 27, 2006 Letter Agreement, certain agreements were reached among the parties, including without limitation an agreement by Ayin to do the following on or prior to November 24, 2006 (collectively, the “November Obligation”):  (i) pay off CTSI’s obligations to the Whitney National Bank up to $2,400,000 and any obligations under any credit cards belonging to CTSI and (ii) cause all personal guarantees that back the Whitney National Bank loan and the credit card obligations to be cancelled.

On November 24, 2006, the Company and Ayin executed a letter agreement with Lori H. Mitchell and Matthew B. Mitchell extending the deadline for the November Obligation from November 24, 2006 until November 27, 2006.  Then, on December 1, 2006, the Company and Ayin executed another letter agreement with Matthew B. Mitchell and Lori H. Mitchell extending the deadline for the November Obligation from November 27, 2006 until December 18, 2006.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits

10.1                     Letter Agreement, dated November 24, 2006, by and among Ayin Holding Company Inc., Charys Holding Company, Inc., Complete Tower Sources, Inc., Mitchell Site Acq., Inc., Lori H. Mitchell and Matthew B. Mitchell, and the Whitney National Bank, as escrow agent.

10.2                     Letter Agreement, dated December 1, 2006, by and among Ayin Holding Company Inc., Charys Holding Company, Inc., Complete Tower Sources, Inc., Mitchell Site Acq., Inc., Lori H. Mitchell and Matthew B. Mitchell, and the Whitney National Bank, as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: December 7, 2006	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Letter Agreement, dated November 24, 2006, by and among Ayin Holding Company Inc., Charys Holding Company, Inc., Complete Tower Sources, Inc., Mitchell Site Acq., Inc., Lori H. Mitchell and Matthew B. Mitchell, and the Whitney National Bank, as escrow agent.

10.2

Letter Agreement, dated December 1, 2006, by and among Ayin Holding Company Inc., Charys Holding Company, Inc., Complete Tower Sources, Inc., Mitchell Site Acq., Inc., Lori H. Mitchell and Matthew B. Mitchell, and the Whitney National Bank, as escrow agent.